SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 1999


                                   LABTEC INC.
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               (Exact Name of Registrant as Specified in Charter)


            Massachusetts                  0-27302              04-3116697
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    (State or Other Jurisdiction         (Commission           (IRS Employer
          of Incorporation)               File No.)         Identification No.)



1499 S.E. Tech Center Place, Suite 350, Vancouver, Washington            98683
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (360) 896-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

                  On October 12, 1999, Labtec Inc. (the "Company") was informed by the Nasdaq Stock Market, Inc. ("Nasdaq") that a Nasdaq Listing Qualifications Panel had determined to continue the listing of the Company's securities on the Nasdaq National Market, subject to the following: that, among other things, the Company make a public filing on or before November 1, 1999 with the Securities and Exchange Commission and Nasdaq of a September 30, 1999 balance sheet evidencing a minimum of $50,000,000 in total assets.

                  Accordingly, the Company has prepared a balance sheet as of September 30, 1999, including pro forma adjustments for any significant events or transactions occurring on or before the filing date, which balance sheet is attached hereto as Exhibit 99.1. The information presented on the attached September 30, 1999 balance sheet has not been audited by independent accountants, but includes all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the September 30, 1999 balance sheet. This information is provided solely for the purpose of complying with the requirements of Nasdaq.

                  Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. The September 30, 1999 balance sheet presented herein should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 and the quarterly report on Form 10-Q for the quarter ended June 30, 1999.

                  Statements made herein that are not historical facts or that express the beliefs and expectations of management regarding future events or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause actual results or events in future periods to differ materially from those anticipated or forecast. Those risks and uncertainties are detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  Exhibit No.                        Description
                  ----------                         -----------

                       99.1 September 30, 1999 Consolidated Balance Sheet (Unaudited) of
                                            Labtec Inc.



                                       -2-

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                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 1, 1999

                                              LABTEC INC.


                                              By:/s/    Marc J. Leder
                                                 ------------------------------
                                                 Name:  Marc J. Leder
                                                 Title: Senior Vice President,
                                                        Finance, Chief Financial
                                                        Officer and Treasurer


                                       -3-

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                                  EXHIBIT INDEX
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     Exhibit  No.                                         Description
     -----------                                          -----------

        99.1 September 30, 1999 Consolidated Balance Sheet (Unaudited) of Labtec Inc.